                                                                  EXHIBIT 10.38

THIS IRREVOCABLE UNDERTAKING (the "Undertaking") is given on the 7th day of February, 2003, by:

CONSOLIDATED WATER CO. LTD., a corporation incorporated under the laws of the Cayman Islands, (hereinafter referred to as the "Borrower")

To:

SCOTIABANK (CAYMAN ISLANDS) LTD., a banking corporation incorporated and licensed pursuant to the laws of the Cayman Islands (hereinafter referred to as the "Bank")

 WHEREAS:

         (a) Pursuant to a loan agreement executed between the Borrower and the Bank dated the 7th day of February, 2003 (the "Loan Agreement") the Bank has agreed to make certain loan facilities available to the Borrower for certain specified purposes including the financing of the Acquisition;

         (b) In consideration of the Bank making available to the Borrower the financing for the Acquisition the Borrower has agreed to provide the Bank with various security instruments including this Undertaking; and

         (c) The Borrower has irrevocably agreed, pursuant to this Undertaking, that upon acquiring Control as defined herein, the Borrower shall ensure that the Board of Directors take the actions, and execute the documents, called for herein.

NOW THEREFORE the Borrower provides the following irrevocable undertaking to the Bank;

                                    SECTION 1

                    DEFINITIONS AND RULES OF INTERPERTATIONS

1.1 Unless specifically defined herein, capitalized terms used in this Undertaking shall have the meanings specified in Annex "A" to the Loan Agreement.

1.2 In addition, wherever used in this Undertaking the following terms have the meanings opposite them:

         "BOARD OF DIRECTORS" means, the board of directors of the Company;

         "COMPANY" means, Ocean Conversion (Cayman) Ltd.;

         "CONTROL" means, the purchase of the Shares which shall provide the Borrower with the ability to elect to the Board of Directors, a majority of such directors;

         "DIRECTORS" means, those members of the Board of Directors, which have been elected to the Board of Directors by the Borrower exercising its voting rights accordingly;

         "GUARANTEE" means, the Guarantee attached hereto as Exhibit "I";

         "OPINION" means, a legal opinion issued by the Company's Cayman Islands legal counsel in usual and customary form, reasonably satisfactory to the Bank, as to, amongst other things, the validity and enforceability of the Guarantee;

         "SHARES" means, a 100% shareholding in the Company.

                                   SECTION 2

2.1      The Borrower hereby irrevocably and unconditionally undertakes that:

         (a) The proceeds of the Acquisition Loan shall be used to purchase the Shares;

         (b) Upon completion of the Acquisition, the Borrower shall have the ability to exert control over the Company either through Control of the Board of Directors or through the voting of the Borrower's Shares;

         (c) Once the Shares have been acquired, that the Borrower shall exercise the franchise attached to such Shares in order to elect the Directors;

         (d) The Board of Directors shall approve the Company obtaining from the Bank a separate loan to be utilized for the sole purpose of retiring the existing debt of the Company owed to the Bank of Butterfield;

         (e) With respect to the loan referred to in sub-paragraph (d) above, the Company shall accept a loan offered by the Bank pursuant to the terms set out in the Term Sheet attached hereto as Exhibit II;

         (f) Simultaneously with the Bank providing the Company with the financing referred to in subparagraph (e) above or as soon thereafter as possible, the Board of Directors shall procure that the Company issues the Guarantee and cause the issuance of the Opinion;

         (g)      The Company shall remain under the control of the Borrower;
                  and

         (h) It shall not permit to exist any mortgage, charge, lien or any other form of security interest over the Shares, other than the security interest contemplated in the Security Documents.

                                   SECTION 4

                                    DEFAULT

4.1 Failure by: (i) the Borrower; (ii) the Board of Directors; or (iii) the Company to comply in a timely manner with any term, condition, requirement or obligation contained in this Undertaking shall constitute an Event of Default pursuant to Section 17.1(q) of the Loan Agreement and the Bank shall be entitled to exercise any remedy available to it under the Loan Agreement, the Security Documents or at law or equity.

4.2 Failure by the Company to issue in favour of the Bank the Guarantee and the Opinion within thirty (30) days of the date of execution of the Loan Agreement shall constitute a breach of this Undertaking and an Event of Default pursuant to Section 17.1(q) of the Loan Agreement.

                                   SECTION 5

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

5.1      The Borrower hereby represents and warrants that:

         (a) It is a corporation, organized, existing and a good standing under the laws of the Cayman Islands;

         (b) The execution, delivery and performance by the Borrower of this Undertaking and the obligations contained herein are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) its Memorandum or Articles of Association; or (ii) any law or any contractual restriction binding on or effecting it or its property, and is enforceable against it in accordance with the terms of this Undertaking;

         (c) No authorization or approval or other action by, or no notice to or filing with, any Government Authority or other regulatory body is required for the due execution, delivery and performance by the Borrower of this Undertaking;

         (d) No event has occurred which constitutes, or which with the giving of notice or the lapse of time or relevant determination, or any combination thereof, would constitute a contravention of, or default under, any agreement or instrument by which it or any of its assets is bound or effected, and which has, or could be regarded as having, a Material Adverse Effect on its ability to observe or perform any of its obligation under this Undertaking;

         (e) No litigation, arbitration or administrative proceeding or claim which might itself or together with any other such proceeding or claim have a Material Adverse Effect on its ability to observe or perform its obligation under this Undertaking, is presently in progress or pending, or to the best of the knowledge, information and belief of it, threatened against it, or any of its assets;

         (f) It has not taken any action, nor has any steps been taken by or against or with reference to it for the winding-up, disillusioned, bankruptcy or reorganization of it, or for the appointment of a receiver, trustee or similar officer of it with respect to any or all of its assets or revenues;

         (g) There are no current liabilities or contingent liabilities, other than those which are owed to the Bank, which would have a Material Adverse Effect on the Borrower;

         (h) The execution and performance of this Undertaking by the Borrower will not violate any judgement, order decree or statute; and

         (i) That the Shares acquired pursuant to the Acquisition shall provide the Borrower with Control of the Company.

                                   SECTION 6

                           TERMINATION OF UNDERTAKING

This Undertaking and the obligations contained herein shall remain in place until the earlier of: (i) all of the conditions in this Undertaking have been fulfilled; (ii) all amounts owed to the Bank pursuant to the Loan Agreement have been repaid in full.

                                   SECTION 7

                                 MISCELLANEOUS

7.1      NO WAIVERS: REMEDIES CUMULATIVE

         (a) No failure or delay on the part of the Bank in exercising any right, power or privilege hereunder or under the Loan Agreement and other Security Documents and no course of dealing between the Borrower and the Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (b) The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have in law.

7.2      COSTS AND EXPENSES

         The Borrower hereby covenants with the Bank to keep the Bank fully and effectively indemnified against all legal and other costs charges and expenses from time to time incurred by the Bank in connection with the enforcement this Undertaking and to pay the same on demand in writing from the Bank.

7.3      ASSIGNMENT: FUTURE RIGHTS

         (a) The Bank shall be entitled to assign its benefit under this Undertaking or any part thereof to any person.

         (b) This Undertaking may not be assigned or transferred, in whole or in part, by the Borrower without the written consent of the Bank, which consent the Bank may in its sole discretion refuse to provide.

7.4      NOTICES

All notices, requests, consents, demands, directions, agreements or other instruments or communications between the Bank and the Borrower required to be given hereunder shall be in writing and shall be; (a) sent by private courier service, next day delivery, or by telefax, or other similar form of rapid transmission, confirmed by sending (by private courier service, next day delivery) written confirmation; or (b) personally delivered to the receiving party or, if not an individual, to an officer or general partner of the receiving party. All such communications shall be sent or delivered addressed as follows:

         If to the Borrower:

         Consolidated Water Co. Ltd,
         P.O.Box 1114 GT
         Trafalgar House
         Grand Cayman, Cayman Islands.

         Attn: Mr. Jeffrey Parker
         Telephone No: 345-945-4277
         Fax No: 345-949-2957

         If to the Bank:

         Scotiabank (Cayman Islands) Ltd.
         Scotia Centre,
         Cardinal Avenue,
         P.O.Box 689,
         Grand Cayman.

         Attn: Commercial Banking Manager

         Telephone: 345-949-7666
         Fax: 345-949-5130

         Any party hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notices, requests or other communications shall be sent. All such notices and other communications shall be effective when received.

7.5      APPLICABLE LAW & JURISDICTION

         (a) This Undertaking shall be construed and enforced in accordance with, and governed by, the laws of the Cayman Islands.

         (b) The parties hereto irrevocably submit to the jurisdiction of the courts of the Cayman Islands.

         (c) The submission to the jurisdiction of the courts of the Cayman Islands shall not (and shall not be construed so as to) limit the right of the Bank to take proceedings against the Borrower in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

                 REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF this Undertaking has been executed on the date first written above.

                                                     CONSOLIDATED WATER CO. LTD.

                                                     By: /s/ [ILLEGIBLE]
                                                         -----------------------
                                                           Authorized Signatory

                                                SCOTIABANK (CAYMAN ISLANDS) LTD.

                                                     By: /s/ [ILLEGIBLE]
                                                         -----------------------
                                                           Authorized Signatory

                                  EXHIBIT "I"

                      FORMAT OF GUARANTEE TO BE ISSUED BY

                         OCEAN CONVERSION (CAYMAN) LTD.

===============================================================================

                                   GUARANTEE

                                       by

                         OCEAN CONVERSION (CAYMAN) LTD.

                                  IN FAVOUR OF

                        SCOTIABANK (CAYMAN ISLANDS) LTD.

                         Dated the ___ day of___, 2003

===============================================================================

                               TABLE OF CONTENTS

SECTION 1. DEFINITIONS AND INTERPRETATION .................................................       2
         1.1 General Definitions ..........................................................       2
         1.2 Interpretation ...............................................................       3
SECTION 2. GUARANTEE ......................................................................       3
         2.1 Guarantor Guaranteed Obligations .............................................       3
         2.2 Continuing Guarantee .........................................................       3
         2.3 Payment of Guaranteed Obligations ............................................       4
         2.4 No Set-off ...................................................................       4
         2.5 Taxes ........................................................................       4
         2.6 Application of Payments ......................................................       4
SECTION 3. SAVING PROVISIONS ..............................................................       4
         3.1 Change in Guaranteed Obligations .............................................       4
         3.2 Waiver of Defenses ...........................................................       5
         3.3 Immediate Recourse ...........................................................       5
         3.4 Non-Competition ..............................................................       5
         3.5 Bankruptcy or Liquidation of the Borrower ....................................       6
         3.6 Appropriation of Moneys ......................................................       6
         3.7 Reinstatement ................................................................       6
         3.8 Additional Security ..........................................................       6
SECTION 4. INDEMNITY ......................................................................       6
         4.1 Indemnity ....................................................................       6
SECTION 5. REPRESENTATIONS AND WARRANTIES .................................................       7
         5.1 Representations and Warranties ...............................................       7
         5.2 Bank's Reliance ..............................................................       7
         5.3 Rights and Remedies not Limited ..............................................       7
SECTION 6. COVENANTS ......................................................................       8
         6.1 Guarantor Covenants ..........................................................       8
SECTION 7. MISCELLANEOUS ..................................................................       8
         7.1 Notices ......................................................................       8
         7.2 English Language .............................................................       9
         7.3 No Waiver, Remedies Cumulative ...............................................       9
         7.4 Governing Law and Jurisdiction ...............................................       9
         7.5 Submission ...................................................................       9
         7.6 Judgments and Immunity .......................................................      10
         7.7 Benefit of Guarantee .........................................................      11
         7.8 Expenses .....................................................................      11
         7.9 Amendment or Waiver ..........................................................      11
         7.10 Counterparts ................................................................      11
         7.11 Set-off .....................................................................      11
         7.12 Currency Indemnity ..........................................................      11

         THIS GUARANTEE ("GUARANTEE"), dated the ___ day of _____, 2003, is made as a deed by;

(1) OCEAN CONVERSION (CAYMAN) LTD., a company organized and existing under the laws of the Cayman Islands ("GUARANTOR");

in favour of

(2)      SCOTIABANK (CAYMAN ISLANDS) LTD. (the "BANK").

Defined terms used herein shall have the meanings specified in Section 1.

         WHEREAS:

         (A) Pursuant to a loan agreement dated this day between the Borrower and the Bank, the Bank has agreed, subject to the terms and conditions therein contained, to make certain loans to the Borrower (the "Loan Agreement").

         (B) It is a condition of the first disbursement of the Loans that the Guarantor has entered into this Guarantee.

         (C) The Guarantor will obtain benefits as a result of the Loans made to the Borrower under the Loan Agreement and, accordingly, desires to execute and deliver this Guarantee in order to satisfy the condition described in recital (B) above.

         (D) To induce the Bank to make the Loans and, in particular, the first disbursement of the Loans, the Guarantor has agreed to guarantee certain obligations of the Borrower.

         (E) The Guarantor has been provided with, and acknowledges receipt of, copies of the executed Financing Documents.

         NOW, THEREFORE, the parties agree as follows:

         SECTION 1. DEFINITIONS AND INTERPRETATION.

         1.1 General Definitions.

                  (a) Unless the context otherwise requires, capitalized terms used in this Guarantee without definition have the meanings specified in Annex A to the Loan Agreement.

                  (b) In addition, wherever used in this Guarantee, unless the context otherwise requires, the following terms have the meaning opposite it:

         "FINANCING DOCUMENTS" collectively, (i) the Loan Agreement, (ii) the Security Documents, and (iii) the Fee Letter.

         "GUARANTEED OBLIGATIONS" all liabilities and obligations of the Borrower to the Bank under or in respect of the Loan Agreement and the other Financing Documents, and in any capacity, irrespective of whether such liabilities and obligations:

                                    (i)      are present or future;

                                    (ii)     are actual, contingent or
                                             otherwise;

                                    (iii)    are at any time ascertained or
                                             unascertained;

                                    (iv)     are owed or incurred by or on
                                             account of the Borrower alone, or
                                             severally or jointly with any other
                                             person;

                                    (v)      are owed or incurred as principal,
                                             interest, fees, charges, taxes,
                                             duties or other imports, damages
                                             (whether for breach of contract or
                                             tort or incurred on any other
                                             ground), losses, costs or expenses,
                                             or on any other account; or

                                    (vi)     comprise any combination of the
                                             above.

         provided that the Guaranteed Obligations shall be limited to the lesser of: (i) the total amount outstanding under the Financing Documents; and (ii) the maximum amount of indebtedness and liability of the Borrower that the Guarantor is able to guarantee and to the maximum extent that such security is enforceable against the Guarantor, without, in either case, causing the Guarantor to contravene any applicable legislation restricting the giving of guarantees or which would otherwise render this Guarantee unenforceable.

         1.2 Interpretation.

                  The rules of interpretation set forth in Section 18.13 of the Loan Agreement shall apply to this Guarantee.

         SECTION 2. GUARANTEE.

         2.1 Guarantor Guaranteed Obligations. The Guarantor irrevocably and absolutely, as principal obligor and not merely as surety, guarantees and promises to pay, upon demand of the Bank, the Guaranteed Obligations not paid or performed by the Borrower when due in the same manner in all respects as the Guaranteed Obligations are required to be paid or performed by the Borrower.

         2.2 Continuing Guarantee. (a) The guarantee and the indemnity of the Guarantor contained in this Guarantee is a continuing obligation of the Guarantor (and all liabilities to which it applies or may apply under the terms of this Guarantee shall be conclusively presumed to have been created in reliance on such guarantee), notwithstanding any settlement of account or the occurrence of any other thing, and shall remain in full force and effect until:

                  (i) the Guaranteed Obligations have been fully paid or performed strictly in accordance with the provisions of the Financing Documents, regardless of any intermediate payment or discharge in whole or in part; and

                  (ii) all of the obligations of the Guarantor under this Guarantee have been fully performed in accordance with this Guarantee.

         (b) The guarantee and the indemnity of the Guarantor contained in this Guarantee shall be additional, separate and independent obligations of the Guarantor.

         (c) The guarantee and the indemnity of the Guarantor contained in this Guarantee shall survive the termination of the Financing Documents.

         (d) The Guarantor's obligations under this Guarantee can be discharged only by performance and then only to the extent of such performance. Those obligations are not subject to any prior notice to, demand upon or action against the Borrower or any other Person or to any prior notice to the Guarantor of any default by the Borrower.

         2.3 Payment of Guaranteed Obligations. The Guarantor shall make payment of the Guaranteed Obligations under Section 2.1 (Guarantor Guaranteed Obligations) as provided in the relevant Financing Documents.

         2.4 No Set-off. All payments which the Guarantor is required to make under this Guarantee shall be without any set-off, counterclaim or condition.

         2.5 Taxes.

         (a) The Guarantor shall pay or cause to be paid all present and future taxes, duties, fees and other charges of whatsoever nature (excluding income taxes), if any, now or in the future levied or imposed by any Governmental Authority or any similar body in the jurisdiction in which the Guarantor is located or out of which a payment is made on or in connection with the payment of any and all amounts due under this Guarantee.

         (b) All payments due under this Guarantee shall be made without deduction for or on account of any such taxes, duties, fees or other charges.

         (c) If the Guarantor is prevented by operation of law or otherwise from making or causing to be made such payments without deduction, the amounts due under this Guarantee shall be increased to such amount as may be necessary so that the Bank receives the full amount it would have received (taking into account any such taxes, duties, fees or other charges payable on amounts payable by the Guarantor under this subsection) had such payments been made without such deduction.

         (d) If subsection (c) above applies and the Bank so requires, the Guarantor shall deliver to the Bank official tax receipts evidencing payment (or certified copies of them) within thirty (30) days of the date of payment.

         2.6 Application of Payments. The Bank may apply any amounts received by it or recovered under:

         (a)      any Security Document; and

         (b) any other document or agreement which is a security for any of the Guaranteed Obligations and any other moneys,

in such manner as it determines in its absolute discretion in accordance with the Financing Documents.

         SECTION 3. SAVING PROVISIONS.

         3.1 Change in Guaranteed Obligations. The obligations of the Guarantor under this Guarantee shall extend to any change in the Guaranteed Obligations:

         (a) as a result of any amendment, supplement, renewal or replacement of any Financing Document or the occurrence of any other thing; and

         (b) regardless of whether the Guarantor is aware of, has consented to or is given notice of any alteration, variation, amendment, supplement, renewal or replacement of any Financing Document or the occurrence of such other thing.

         3.2 Waiver of Defenses. Except for payment or performance in full of the Guaranteed Obligations, the payment in full by the Guarantor of its obligations under this Guarantee or otherwise as provided in this Guarantee, the Guarantor's obligations under this Guarantee shall not be discharged, impaired or otherwise adversely affected by any act, omission, circumstance, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Guarantee or which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor, including (whether or not known to the Guarantor or the Borrower):

         (a) any time, waiver, composition, forbearance or concession given to the Borrower or any other person;

         (b) any assertion of, or failure to assert, or delay in asserting, any right, power or remedy against the Borrower or any other person, or in respect of any security for the Loans;

         (c) any amplification, amendment (however fundamental), variation or replacement of the provisions of any Financing Document or of any other agreement or security between the Bank and the Borrower;

         (d) any failure of the Borrower or the Guarantor to comply with any requirement of any law, regulation or order,

         (e) the dissolution, liquidation, reorganization or other alteration of the legal status or structure of the Borrower or the Guarantor;

         (f) any purported or actual assignment, transfer, novation or disposal of, or granting any participation in, any of the Loans to any other party;

         (g) any Financing Document being in whole or in part illegal, void, voidable, avoided, invalid, unenforceable or otherwise of limited force and effect; or

         (h) any total or partial failure to realize the value of, or any release, discharge, exchange or substitution of, any security held by the Bank in respect of the Guaranteed Obligations or any of them.

         3.3 Immediate Recourse. The Guarantor waives any right it may have of first requiring the Bank (or any trustee, agent or other person acting on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Guarantor under this Guarantee.

         3.4 Non-Competition. (a) If any amounts have become payable or have been paid by the Guarantor under this Guarantee, the Guarantor shall not, in respect of such moneys, seek to enforce repayment, obtain the benefit of any security or exercise any other rights or legal remedies of any kind which may accrue to the Guarantor against the Borrower, whether by way of subrogation, offset, counterclaim or otherwise, in respect of the amount so payable or so paid (or in respect of any other moneys for the time being due to the Guarantor from the Borrower), if and for so long as any moneys remain outstanding to the Bank under the

Financing Documents. The Guarantor shall hold in trust for, and forthwith pay or transfer to, the Bank any payment or distribution or benefit of security received by it contrary to this Section 3.4(a).

         (b) Upon the payment and satisfaction in full of all Guaranteed Obligations and provided that no amounts (actual or contingent) remain outstanding to the Bank under the Loan Agreement, the Guarantor, if it has made a payment under this Guarantee, shall be entitled to exercise its rights of subrogation to its proportion of all relevant rights of the Bank against the Borrower pursuant to the Financing Documents. The Bank shall promptly execute, at the expense of the Guarantor, an assignment and such other documents in such form as the Guarantor may reasonably request to transfer such proportion of such rights of the Bank against the Borrower to the Guarantor as are required for the Guarantor to obtain the full benefit of such subrogation. The Guarantor shall enforce such rights directly against the Borrower in its own name and not in the name of the Bank.

         3.5 Bankruptcy or Liquidation of the Borrower. If the Borrower becomes bankrupt, enters into a composition or makes any arrangement with its creditors, or is dissolved, liquidated or wound up, the Guarantor shall not claim, rank, prove or vote as a creditor of the Borrower or its estate in competition with the Bank in respect of any amounts owing to the Guarantor by the Borrower on any account whatsoever, but instead shall give the Bank the benefit of any such proof and of all amounts to be received in respect of that proof until all Guaranteed Obligations have been fully paid.

         3.6 Appropriation of Moneys. Until all of the Guaranteed Obligations have been irrevocably paid in full, the Bank (or any trustee, agent or other person acting on its behalf) may refrain from enforcing any other moneys, security or rights held or received by the Bank (or such trustee, agent or other person) in respect of the Guaranteed Obligations, or apply and enforce the same in such manner and order as it sees fit.

         3.7 Reinstatement. (a) Where any discharge (whether in respect of the obligations of the Borrower, the Guarantor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of the Guarantor under this Guarantee shall continue or shall be reinstated (as the case may be) as if such discharge or arrangement had not occurred.

         (b) The Bank (or any trustee, agent or other person acting on its behalf) may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

         3.8 Additional Security. This Guarantee is in addition to and is not in any way prejudiced by any collateral or other security now or hereafter held by the Bank, nor shall such collateral or other security held by the Bank or the liability of any person for all or any part of the Guaranteed Obligations be in any manner prejudiced or affected by this Guarantee.

         SECTION 4. INDEMNITY.

         4.1 Indemnity. The Guarantor agrees as a primary obligor and not merely as a surety, to indemnify and hold harmless the Bank from and against any loss, cost or damage incurred by the Bank as a result of any obligation of the Guarantor hereunder as guarantor being or becoming void, voidable, unenforceable or otherwise ineffective against the Guarantor for any reason whatsoever (whether or not known to the Bank or any other Person), the amount of such loss being limited to the amount that the Bank would have been entitled to recover from the Guarantor as guarantor pursuant to this Guarantee had such obligations not become void, voidable, unenforceable or otherwise ineffective against the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES.

         5.1 Representations and Warranties. The Guarantor represents and warrants to the Bank that as of the date of this Guarantee and on each Draw down
Date:

         (a) it is a company duly incorporated under the laws of the jurisdiction of its incorporation and has the corporate power to enter into and deliver and to perform its obligations under this Guarantee;

         (b) the execution and delivery by it of this Guarantee and the performance by it of its obligations hereunder have been duly authorized;

         (c) it has duly executed this Guarantee and this Guarantee constitutes its valid and legally binding obligations;

         (d) neither the execution and delivery by it of this Guarantee nor the performance by it of its obligations under this Guarantee:

                  (i) conflicts with or will conflict with or result in any breach of any of the terms, conditions or provisions of, or violate or constitute a default or require any consent under, any indenture, mortgage, agreement or other instrument or arrangement to which it is a party or which binds or purports to be binding upon it; or

                  (ii) violates or will violate any judgment, decree or order or any statute, rule or regulation or any of the terms or provisions of its Charter;

         (e) all authorizations required for the execution and delivery of this Guarantee by it and the performance by it of its obligations hereunder have been duly obtained or granted and are in full force and effect;

         (f) it has not requested or taken any security from the Borrower for any obligation (whether present or future, actual or contingent) of the Borrower to it; and

         (g) the representations and warranties set out in this Section 5.1 (Representations and Warranties) will survive the execution of each Financing Document and each Disbursement under the Financing Documents.

         5.2 Bank's Reliance. The Guarantor acknowledges that it makes the representations in Section 5.1 (Representations and Warranties) with the intention of inducing the Bank to enter into this Guarantee and the Financing Documents and that the Bank enters into this Guarantee and the Financing Documents on the basis of, and in full reliance on, each of such representations.

         5.3 Rights and Remedies not Limited. The Bank's rights and remedies in relation to any misrepresentation or breach of warranty on the part of the Guarantor are not prejudiced:

         (a) by any investigation by or on behalf of the Bank into the affairs of the Guarantor;

         (b)      by the execution or the performance of this Guarantee; or

         (c) by any other act or thing which may be done by or on behalf of the Bank in connection with this Guarantee and which might, apart from this Section, prejudice such rights or remedies.

         SECTION 6. COVENANTS.

         6.1 Guarantor Covenants. The Guarantor shall:

         (a) when requested by the Bank, do or cause to be done anything which aids the exercise of any power, right or remedy of the Bank under this Guarantee including, but not limited to, the execution of any document or agreement;

         (b) obtain, maintain and renew when necessary all authorizations required under any law or document or agreement;

                  (i) to enable it to perform its obligations under this Guarantee; or

                  (ii)     for the validity or enforceability of the guarantee;

         (c) not take any action which may impair the ability of the Borrower to observe and perform all of its covenants, agreements and obligations under or pursuant to the Financing Documents;

         (d) take such action as may be necessary or as the Bank may reasonably request in order to:

                  (i)      comply with its obligations under this Guarantee; and

                  (ii) cause the Borrower to the extent possible to take such corporate action as may be necessary to comply with its respective obligations under the Financing Documents;

         (e) the Guarantor shall not take any action which would cause any of the representations made in Section 5.1 (Representations and Warranties) to be untrue at any time during the continuation of this Guarantee.

         SECTION 7. MISCELLANEOUS.

         7.1 Notices.

         (a) All notices, requests, approvals, consents and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Guarantor by facsimile (i) shall be promptly confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof by express courier) and faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof or to such other address as shall be designated by such party in a written notice to the other parties hereto.

         (b) All such notices, requests, approvals, consents and communications (i) sent by express courier will be effective upon delivery to or refusal to accept delivery by the addressee, and (ii) transmitted by facsimile will be effective when sent and facsimile confirmation received; except that all notices and other communications to any Agent shall not be effective until actually received.

         (c) The Guarantor acknowledges and agrees that any agreement of the Bank to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Guarantor. The Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Guarantor to give such notice and the Bank shall not have any liability to the Guarantor or other Person on account of any action taken or not taken by the Bank in reliance upon such telephonic or facsimile notice.

         (d) All notices, requests and other communications hereunder and under the other Financing Documents shall be in the English language.

         7.2 English Language. This Guarantee and all other Financing Documents shall be in the English language. Except as otherwise agreed by the parties hereto, all documents, certificates, reports or notices to be delivered or communications to be given or made by any party hereto pursuant to the terms of this Guarantee or any other Financing Document shall be in the English language.

         7.3 No Waiver; Remedies Cumulative. No failure or delay on the part of the Bank or the holder of any Note in exercising any right, power or privilege hereunder or under any other Financing Document and no course of dealing between the Guarantor and the Bank or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank or the holder of any Note to take any other or further action in any circumstances without notice or demand. All remedies, either under this Guarantee or any other Financing Document or pursuant to any applicable Law or otherwise afforded to the Bank shall be cumulative and not alternative.

         7.4 Governing Law and Jurisdiction. THIS GUARANTEE IS GOVERNED AND CONSTRUED IN ACCORDACE WITH THE LAW OF THE CAYMAN ISLANDS.

         7.5 Submission.

         (a) For the exclusive benefit of the Bank, the Guarantor irrevocably agrees that the courts of the Cayman Islands are to have jurisdiction to settle any claims or disputes arising under, out of or in connection with this Guarantee (including without limitation any claim or dispute relating to the validity, interpretation, performance, termination or enforcement of this Guarantee) and that accordingly any suit, action or proceedings in that respect (together in this Section 7 referred to as "PROCEEDINGS") may be brought in such courts.

         (b) The Guarantor irrevocably waives and agrees not to raise any objection which it may have now or hereafter to the laying of the venue of any Proceedings in the courts of the Cayman Islands and any claim that any such Proceedings have been brought in an inconvenient or inappropriate forum.

         (c) The Guarantor irrevocably agrees not to take Proceedings in any court of competent jurisdiction other than the courts of the Cayman Islands, save with respect to any counterclaim asserted by the Guarantor in the course of proceedings previously commenced by the Bank. Nothing contained in this Section 7 shall limit the right of the Bank to take Proceedings against the Guarantor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

         7.6 Judgments and Immunity.

         (a) The Guarantor recognizes and acknowledges that this Guarantee constitutes a commercial transaction and accordingly it acknowledges and agrees that it is not entitled to plead, and hereby waives to the fullest extent permitted by law any right to claim, sovereign immunity for any purpose whatsoever, including, but not limited to, any right to plead sovereign immunity in respect of any Proceedings pursuant to this Guarantee.

         (b) The Guarantor consents generally, in respect of any Proceedings pursuant to this Guarantee for the purpose of enforcing any order, judgment or award, to the giving of any relief or the issuing of any process in connection with such order, judgment or award including, without limitation, the making, enforcement or execution against any property of any order, judgment or award and to the extent that the Guarantor may be entitled in any jurisdiction to claim for itself or its property immunity in respect of its obligations under this Guarantee from any suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or legal process or to the extent that in any jurisdiction there may be attributed to itself or its property such immunity, the Guarantor agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

         (c) The Guarantor unconditionally and irrevocably agrees, with respect to any final order, judgment or award in any Proceedings made pursuant to this Guarantee and not subject to appeal (a "JUDGMENT"), that;

                  (i)      the Judgment shall be conclusive and binding upon it;

                  (ii) it shall be bound by and recognize the Judgment in any jurisdiction;

                  (iii) to the extent permitted by law, it shall not claim, invoke on its behalf or for its benefit any right it may have under the laws of the Cayman Islands, or any other state or jurisdiction, to prevent, delay, hinder, nullify or in any other way obstruct the enforcement or execution of the Judgment; and

                  (iv) to the extent permitted by law, it shall not, and shall irrevocably waive any right to, challenge the Judgment on any ground or the enforcement or execution of the Judgment in any jurisdiction (other than by way of appeal in the original jurisdiction).

         7.7 Benefit of Guarantee. This Guarantee shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. The Guarantor may not assign or otherwise transfer any of its rights under this Guarantee or any of the other Financing Documents. The benefit of this Guarantee may be freely and unconditionally assigned, transferred or otherwise disposed of, in whole or in part, by the Bank to any other person, corporate or otherwise, to whom the Bank has assigned all or part of its rights under the Loan Agreement.

         7.8 Expenses. The Guarantor shall be liable to pay to the Bank the costs and expenses incurred by the Bank in relation to the enforcement or protection or attempted enforcement or protection of its rights under this Guarantee, including legal and other professional consultants' fees on a full indemnity basis.

         7.9 Amendment or Waiver. No provision of this Guarantee may be amended, supplemented, modified or waived, except by a written instrument signed by the Bank and the Guarantor.

         7.10 Counterparts. This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         7.11 Set-off. The Guarantor authorizes the Bank or any of its subsidiaries and affiliates (which shall not be obliged to exercise this right) to apply any credit balance to which the Guarantor is entitled on any account of the Guarantor with the Bank or any of its subsidiaries and affiliates in satisfaction of any sum which is due and payable from the Guarantor to the Bank under this Guarantee and remains unpaid; for this purpose, the Bank is authorized to purchase with the monies standing to the credit of any such account such other currencies as may be necessary to effect such application.

         7.12 Currency Indemnity. If any sum due under this Guarantee or any order or judgment given or made in relation to this Guarantee has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable under this Guarantee or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Guarantor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Guarantee, the Guarantor shall indemnify and hold harmless the Bank from and against any loss it suffers or incurs as a result of any discrepancy between
(i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency, and (ii) the rate or rates of exchange at which the Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

                                  *     *

IN WITNESS WHEREOF, this Guarantee has been executed as a deed by the parties hereto and is delivered on the date stated at the beginning of this Guarantee.

                                           OCEAN CONVERSION (CAYMAN) LTD.

                                           By: _________________________________
                                               Name:
                                               Title:

                                           Notice Address:
                                           Address:
                                           P.O. Box 1114 GT
                                           Trafalgar House
                                           Grand Cayman, Cayman Islands,
                                           Attention:

                                           Telephone No.: 345 945-4277
                                           Telecopier No. 345 949-2957

                                           SCOTIABANK (CAYMAN)LTD.

                                           By: _________________________________
                                               Name: Mr. Bruce John
                                               Title: Commercial Banking Manager

                                           Notice Address:
                                           Address:
                                           Scotiabank (Cayman Islands) Ltd.
                                           Scotia Centre
                                           Cardinal Avenue
                                           P.O. Box 689
                                           Grand Cayman

                                           Attention: Commercial Banking Manager

                                           Telephone No.: 345 949-7666
                                           Telecopier No. 345 949-5130

                                  EXHIBIT "II"

                           TERM SHEET FOR FINANCING OF

                         OCEAN CONVERSION (CAYMAN) LTD.

[LOGO OF SCOTIABANK]
SCOTIABANK (CAYMAN ISLANDS) LTD.

Scotia Centre. Cardinal Avenue, P.O. Box 369GT, Grand Cayman, Cayman Islands
Tel: (345) 949-7666       Fax: (345) 949-0020

         February 4, 2003

         "PRIVATE & CONFIDENTIAL"

         Ocean Conversion (Cayman) Ltd.
         P.O. Box 31987 SMB
         Grand Cayman

         Attention: Frederick W.McTaggart

         Dear Sirs,

         We are pleased to confirm that, subject to your acceptance, Scotiabank (Cayman Islands) Ltd. (the "Bank") will make available to Ocean Conversion (Cayman) Ltd. (the "Borrower") the following credit facility on the Terms and Conditions set out below and in Schedule "A" attached hereto (collectively called the "Commitment Letter").

         CREDIT AMOUNT:                                          US$2,400,000.00

         TYPE:             Non-Revolving

         BOOKING POINT:    Scotiabank (Cayman Islands) Ltd., George Town,
                           Grand Cayman or other Branch or Affiliate of The Bank of Nova Scotia designated by the Bank.

         PURPOSE:          To payout existing Term Credit at The Bank of N.T.
                           Butterfield & Son used to upgrade and replace existing equipment.

         AVAILMENT:        Subject to satisfaction of all Terms and Conditions,
                           the Borrower may avail the credit by way of a direct advance evidenced by a Demand Promissory Note.

         INTEREST RATE:    The Bank of Nova Scotia's 90 day London Inter Bank
                           Offer Rate (LIBOR) from time to time plus 1.5% per annum with interest, calculated daily and payable quarterly.

         DRAWDOWN:         The loan is to be fully drawn down by March 31, 2003.

         REPAYMENT:        The advance is repayable in 9 equal semi-annual
                           installments of principal (US$240,000), commencing
                           June 30, 2003, with a final payment of US$240,000/the balance of principal and interest then outstanding due December 31, 2007.

                                                        Initials /s/ [ILLEGIBLE]
                                                                 ---------------

         OCEAN CONVERSION (CAYMAN) LTD.
         FEBRUARY 2003

         PREPAYMENT:       Provided 5 days prior written notice has been given
                           to the Bank, prepayment in multiples of US$100,000 minimum, is permitted without penalty, on any quarterly interest payment date. Prepayments are to be applied against principal in the inverse order of maturity.

         GENERAL SECURITY, TERMS AND CONDITIONS APPLICABLE TO ALL CREDITS

         GENERAL SECURITY
         The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advance being made available under the credit:

            - All Monies Demand Debenture providing a first fixed and floating Charge over all assets of the Borrower stamped to secure US$2,400,000.

            - Assignment of All Perils Insurance (including Hurricane & Windstorm) over the Borrower's plant and equipment at all times, with Scotiabank (Cayman Islands) Ltd. noted on the policy as loss payee.

            - Guarantee of Consolidated Water Co. Ltd. in the amount of US$2,400,000 (with corporate seals and resolutions as applicable).

         CONDITIONS PRECEDENT:
         Prior to any advances or availment, the following information is to be provided and found acceptable to the Bank:

            - Copies of the water supply contract/licenses between the Borrower and Consolidated Water Co. Ltd. and Water Authority-Cayman are to be provided and found acceptable to the Bank.

         GENERAL CONDITIONS:
         Until all debts and liabilities under the credit(s) have been discharged in full, the following conditions will apply:

         1. All Bank accounts and banking services are to be maintained with the designated office of the Bank.

         2. All costs and fees relating to the preparation and registration of the security documentation, are for the account of the Borrower.

                                                        Initials /s/ [ILLEGIBLE]
                                                                 ---------------

         OCEAN CONVERSION (CAYMAN) LTD.
         FEBRUARY 2003

         3. The facility shall be governed by Standard Events of Default for transactions of this nature.

         4. Without the Bank's prior written consent, which consent shall not be reasonably withheld, the Borrower shall not:

               a)   Enter into a merger, acquire, or change its line of business

               b) Enter into any guarantees or other contingent liabilities, or further encumber its assets.

               c)   Make any advances to shareholders and/or affiliates.

               d) Incur any capital expenditures in excess of US$500,000.00 in any one year (The US$3.2MM plant expansion in Fiscal 2002 is acknowledged).

               e)   Incur any additional Bank debt.

         5.  Ratio of Bank Debt/EBITDA* is not to exceed 2.5:1 at any time.

         6. Debt Service Coverage Ratio** shall be maintained at a minimum of 1.2:1.

               *"EBITDA" means, for any Fiscal Year, the Net Income of the Borrower for such period plus; (a) to the extent deducted in determining such Net Income for such period, the aggregate amount of, (i) interest expense (excluding amortization of debt expense incurred in connection with the Loans hereunder), (ii) Taxes,
               (iii) depreciation, (iv) amortization and other similar non-cash charges, and (v) any extraordinary or other non-recurring non-cash loss minus; (b) any extraordinary or other non-recurring gain, confirmed by the Financial Statements of the Borrower.

               ** "DEBT SERVICE COVERAGE RATIO" means, for any period, a fraction, the numerator of which is; (a) the total revenues of the Borrower, but excluding all non-operating and extraordinary revenues, less; (b) the aggregate of costs of the Borrower comprising, (i) licence fees, (ii) costs of sales, (iii) overhead expenses, (iv) insurance costs, (v) taxes, and (vi) all other cash operating costs (but excluding financing costs), and of which the denominator is the aggregate of, i) scheduled principal and interest payments on the Loans, ii) payments under leases for equipment or other property leased in connection with the ownership and operation of the business of the Borrower, and iii) any other payments in respect of any other Indebtedness of the Borrower.

                                                        Initials /s/ [ILLEGIBLE]
                                                                 ---------------

         OCEAN CONVERSION (CAYMAN) LTD.
         FEBRUARY 2003

         GENERAL BORROWER REPORTING CONDITIONS
         Until all debts and liabilities under the credit(s) have been discharged in full, the Borrower will provide the Bank with the following:

         1. Audited Annual Financial Statements of the Borrower and Guarantor is to be provided to the Bank within 120 days of year-end.

         2. Quarterly in-house financial statements of the Borrower to be provided to the Bank within 45 days of each quarter end.

         3. The facilities shall be subject to periodic and/or annual review by the Bank with the next annual review to be conducted upon receipt of the reporting noted above or by June 30th latest. The next annual review is scheduled for June 30th 2003.

         FEES: An Annual Renewal Fee of US$1,000 is payable annually upon the Bank's confirmation that the facilities have been renewed for a further one year period.

         APPLICABLE LAW: This Commitment Letter and the Credit Facility noted herein are to be governed and construed in accordance with the laws of The Cayman Islands.

         If the Terms and Conditions set out in this letter and the attached Schedule "A" are acceptable to you, please sign the enclosed copy of this letter in the space indicated below, initial the bottom of each accompanying page, and return a copy of this letter to the Bank no later than the close of business on february 14, 2003. If your acceptance is not received by this date, this offer shall lapse.

         Yours truly,

         /s/ D.R.Scott                               /s/ Bruce John
         -------------                               --------------
         D.R.Scott                                   Bruce John
         Senior Account Manager                      Commercial Banking Manager

                                                        Initials /s/ [ILLEGIBLE]
                                                                 ---------------

         OCEAN CONVERSION (CAYMAN) LTD.
         FEBRUARY 2003

         The Terms and Conditions set out above are acknowledged and accepted.

                                              OCEAN CONVERSION (CAYMAN) LTD

                                              /s/ Frederick McTaggart
_________________                             ----------------------------------
Date                                          By: Name & Title  Director
                                                  Frederick McTaggart

_________________                             __________________________________
Date                                          By: Name & Title

                                              GUARANTOR:

                                              Consolidated Water Co. Ltd.

                                              /s/ J.M. Paricer
________________                              ----------------------------------
Date                                          By: Name & Title
                                                  J.M. PARICER, DIRECTOR

________________                              __________________________________
Date                                          By: Name & Title

                                                        Initials /s/ [ILLEGIBLE]
                                                                 ---------------

                                   SCHEDULE A
                         ADDITIONAL TERMS AND CONDITIONS
                            APPLICABLE TO ALL CREDITS

Calculation and Payment of Interest

1. Interest on loans/advances made in U.S. dollars will be calculated on a daily basis and payable monthly on the 22nd day of each month, (unless otherwise stipulated by the Bank), interest shall be payable not in advance on the basis of a 360-day year for the actual number of days elapsed both before and after demand of payment or default and/or judgment. The rate of interest based on a 360-day year is equivalent to a rate based on a calendar year of 365 days of 365/360 times the rate of interest that applies to the U.S. dollar loans/advances.

         Interest on loans/advances made in Cayman Islands dollars will be calculated on a daily basis and payable monthly on the 22nd day of each month, (unless otherwise stipulated by the Bank). Interest shall be payable not in advance on the basis of a 365-day year for the actual number of days elapsed both before and after demand of payment or default and/or judgment.

Interest on Overdue Interest and Principal

2. Interest on overdue interest and/or principal shall be calculated at a rate per annum equal to the interest rate on the loans/advances in respect of which interest and/or principal is overdue plus an additional 2% (two percentage points) per annum, but shall be compounded monthly and be payable on demand, both before and after demand and judgment.

Indemnity Provision

3. Applicable to (i) Revolving Term Credits with terms in excess of one year (ii) any credit where the right to draw down or obtain advances exceeds one year, (iii) all U.S. dollar credits. If the introduction of, or any change in, or in the interpretation of, or any change in its application to the Borrower of, any law or regulation, or compliance with any guideline from any central bank or other governmental authority (whether or not having the force of law) has the effect of increasing the cost to the Bank of performing its obligations hereunder or otherwise reducing its effective return hereunder or on its capital allocated in support of the credit(s), then upon demand from time to time the Borrower shall compensate the Bank for such cost or reduction pursuant to a certificate reasonably prepared by the Bank.

         (a)      Prepayment without fee

                  In the event of the Borrower becoming liable for such costs, the Borrower shall have the right to cancel without fee all or any unutilized portion of the affected credit (other than any portion in respect of which the Borrower has requested utilization of the credit in which case cancellation may be effected upon indemnification of the Bank for any costs incurred by the Bank thereby), and to prepay, without fee the outstanding principal balance thereunder other than the face amount of any document of instrument issued or accepted by the Bank for the account of the Borrower, such as a Letter of Credit a Guarantee or a Bankers' Acceptance.

         (b)      Prepayment of Fixed Rate Advances

                  If any prepayment is made, for any reason, of an advance bearing a fixed rate of interest, including without limitation a LIBOR advance, the Borrower shall compensate the Bank for the cost of any early termination of its funding arrangements in accordance with its normal practices, such costs to be notified to the Borrower in a certificate reasonably prepared by the Bank.

Environment

4.       The Borrower agrees:

         (a) to obey all applicable laws and requirements of any governmental authority relating to the environment and the operation of the business activities of the Borrower.

         (b) to allow the Bank access at all times to the business premises of the Borrower to monitor and inspect all property and business activities of the Borrower.

         (c) to notify the Bank from time to time of any business activity conducted by the Borrower which involves the use or handling of hazardous materials or wastes or which increases the environmental liability of the Borrower in any material manner.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------

         (d) to notify the Bank of any proposed change in the use or occupation of the property of the Borrower prior to any change occurring;

         (e) to provide the Bank with immediate written notice of any environmental problem and any hazardous materials or substances which have an adverse effect on the property, equipment, or business activities of the Borrower and with any other environmental information requested by the Bank from time to time.

         (f) to conduct all environmental remedial activities which a commercially reasonable person would perform in similar circumstances to meet its environmental responsibilities and if the Borrower falls to do so, the Bank may perform such activities; and

         (g) to pay for any environmental investigations, assessments or remedial activities with respect to any property of the Borrower that may be performed for or by the Bank from time to time.

         If the Borrower notifies the Bank of any specified activity or change or provides the Bank with any information pursuant to subsections 4(c),
         (d), or (e), or if the Bank receives any environmental information from other sources, the Bank, in its sole discretion, may decide that an adverse change in the environmental condition of the Borrower or any of the property, equipment, or business activities of the Borrower has occurred which decision will constitute, in the absence of manifest error, conclusive evidence of the adverse change, Following this decision being made by the Bank, the Bank shall notify the Borrower of the Bank's decision concerning the adverse change.

         If the Bank decides or is required to incur expenses in compliance or to verify the Borrower's compliance with applicable environmental or other regulations, the Borrower shall indemnify the Bank in respect of such expenses, which will constitute further advances by the Bank to the Borrower under this Agreement.

Drawdown

5. The right to the Borrower to obtain the drawdown under the Credit(s) is subject to the condition precedent that there shall not have been any material adverse changes in the financial condition or the environmental condition of the Borrower or any guarantor of the Borrower.

Periodic Review

6. The obligation of the Bank to make further advances or other accommodation available under any Credit(s) of the Borrower under which the indebtedness or liability of the Borrower is payable on demand, is subject to periodic review and to no adverse change occurring in the financial condition or the environmental condition of the Borrower or any guarantor.

Evidence of Indebtedness

7. The Bank's accounts, books and records constitute, in the absence of manifest error, conclusive evidence of the advances made under this Credit repayments on account thereof and the indebtedness of the Borrower to the Bank.

Acceleration

8.       (a)      All indebtedness and liability of the Borrower to the Bank payable on demand, is repayable by the Borrower to the Bank at any time on demand:

         (b) All indebtedness and liability of the Borrower to the Bank not payable on demand, shall, at the option of the Bank, become immediately due and payable, the security held by the Bank shall immediately become enforceable, and the obligation of the Bank to make further advances or other accommodation available under the Credits shall terminate, if any one of the following Events of Default occurs:

                  (1) The Borrower or any guarantor fails to make when due, whether on demand or at a fixed payment date, by acceleration or otherwise, any payment of interest, principal, fees, commissions or other amounts payable to the Bank.

                  (2) There is a breach by the Borrower of any other term or condition contained in this

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------

                           Commitment Letter or in any other agreement to which the Borrower and the Bank are parties;

                  (3) Any default occurs under any security listed in this Commitment Letter under the headings "Specific Security" or "General Security" or under any other credit, loan or security agreement to which the Borrower is a party;

                  (4) Any bankruptcy, re-organization, compromise, arrangement, insolvency or liquidation proceedings or other proceedings for the relief of debtors are instituted by or against the Borrower and, if instituted against the Borrower, are allowed against or consented to by the Borrower or are not dismissed or stayed within 60 days after such institution;

                  (5) A receiver is appointed over any property of the Borrower or any judgment or order or any process of any court becomes enforceable against the Borrower or any property of the Borrower or any creditor takes possession of any property of the Borrower;

                  (6) Any adverse change occurs in the financial condition of the Borrower or any guarantor:

                  (7) Any adverse change occurs in the environmental condition of:

                           (A) The Borrower or any guarantor of the Borrower; or

                           (B) Any property, equipment, or business activities
                               of the Borrower or any guarantor of the Borrower.

Costs

9. All costs, including legal and specialist fees incurred by the Bank relative to security and other documentation, shall be for the account of the Borrower and may be charged to the Borrower's deposit account when submitted.

Fees

10. The Bank's standard administrative fees, as amended from time to time, shall apply for all deposit and loan accounts. These shall include, but are not limited to:

                                                             Minimum Payment
                                                             ---------------
- Late payment fee on Non-Revolving                      CI$100 per payment
  loan payments.

- Follow up for receipt of delinquent                    CI$100 per item per month
  reporting information.

- Payment of cheques into unauthorized                   CI$25 per item
  overdraft on deposit accounts.

         The Bank shall have the right to increase these fees, and/or charge special administrative fees if, in the Bank's discretion, unusual or excessive time or affort is required in administering the Borrower's accounts.

Taxes

11. All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority.

                                                                 /s/ [ILLEGIBLE]
                                                                 ---------------